Exhibit 10(c)

                      AMENDMENT TO EMPLOYMENT AGREEMENT

           THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of April 10, 2000, between JACOBSON STORES INC., a Michigan corporation of Jackson, Michigan (the "Company"), and JAMES A. RODEFELD, of Jackson, Michigan ("Rodefeld").

           THE PARTIES HEREBY AGREE that the restated Employment Agreement between them dated as of June 11, 1998, as amended effective April 11, 1999 (the "Agreement"), is further amended effective April 16, 2000, as follows:

           Compensation. The phrase "Two Hundred Fifty Thousand Dollars ($250,000)" in paragraph 2 of the amended Agreement is amended to read "Three Hundred Thousand Dollars ($300,000)".

           Except as expressly amended hereby, the Agreement shall continue in full force and effect.


IN THE PRESENCE OF:                    JACOBSON STORES INC.



/s/  Dana J. Collins                   By: /s/ P. Gerald Mills
---------------------------                ---------------------------------
                                             P. Gerald Mills
                                             Its: Chairman of the Board and
                                                      Chief Executive Officer







/s/  Timothy J. Spalding               /s/  James A. Rodefeld
---------------------------            -------------------------------------
                                       James A. Rodefeld